4 th Quarter and Full Year 2011 Financial and Operating Results February 28, 2012 Exhibit 99.2

Special Note Regarding Forward-Looking Information
In addition to historical information, this presentation contains "forward-looking"
statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2011, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, changes in tax policy or accounting rules, fluctuations in foreign exchange rates, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this presentation. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

th
Quarter and FY 2011 Results Overview

• Q4 2011 Financial Results
• Net Revenue: $31.6 million
• EBITDA
(1)
: ($3.1) million
• Net Income: ($3.3) million
• Adjusted Net Income
(2)
: ($1.6) million
• FY 2011 Financial Summary
• Net Revenue: $181.5 million
• EBITDA
(1)
: $36.6 million (20.1% margin)
• Net Income: $15.7 million (8.7% margin)
• Adjusted Net Income
(2)
: $21.7 million (12.0% margin)
• EPS (Diluted): $0.40
• Adjusted EPS (Diluted)
(3)
: $0.56
• Operating Metrics
(4)
• Total trading volume up 62% to $2.5 trillion
• Retail volume increased 19% to $1.6 trillion
• Institutional volume increased 298% to $953.6 billion
• Client assets up 21% to $310.4 million as of December 31, 2011
(Comparisons are referenced to FY 2010)
(1)     EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation and amortization. A reconciliation of net income to EBITDA and EBITDA margin is available in the appendix to this presentation.
(2)     Adjusted net income is a non-GAAP financial measure that prior to the closing of our initial public offering in December 2010 represented our net income/(loss) excluding the change in fair value of the embedded derivative in our preferred stock and purchase intangible amortization.  With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock and in

2011 and in future periods adjusted net income no longer reflects an adjustment related to the embedded derivative. A reconciliation of net income to adjusted net income and adjusted net income margin is available in the appendix to this presentation.
(3)     Reconciliation of EPS to adjusted EPS is available in the appendix to this presentation.
(4)     Definitions for all our operating metrics are available in the appendix to this presentation.

Recent Developments – Retail
• Launch of new German market offering
– Fastest growing European market for Forex and CFD trading
• New strategic partnerships
– Asia, Middle East and North America
• Continued momentum in mobile trading
– 412% year-over-year volume growth
– Strong take-up of iPad app
• 14% of mobile volume in December, three months post-launch

Recent Developments – Institutional
• Strategic Asian partnerships
– Provide liquidity and credit & matching services to Asian exchange
– Launch a new national electronic dealing service in China
• Exclusive agreement with one of the largest independent energy brokers for cross-distribution of energy and forex services
• Product enhancement
– Basket trading
– Meta-bridge
– Streaming Non-Deliverable Forwards (NDF)

2011 FY Highlights
Retail
•
– China regulatory approval, new office in Beijing, Korea partnerships, growth in Japan, enhanced Middle East offering and presence
• Transparency Initiatives
– Introduced Monthly Execution Scorecard
– Enhanced with 3rd party Pricing Comparison
• Product Enhancements
– Expanded mobile offering (iPhone, iPad and Android), new FOREXTrader Pro active trader platform and broadened CFD offering  (commodities, global indices)
• Acquisition
– dbFX (Deutsche Bank’s retail FX business)
Institutional
• Momentum
– 298% year-over-year trading volume increase
• Service Enhancements
– GTX Direct offering, Agency Execution Desk
• Product Enhancements
– Metals & NDF Trading

Global Expansion

Financial and Operating Metric Review Daryl Carlough, Interim CFO

($17.7)
$38.3
$131.7
$158.2
($75.0)
($25.0)
$25.0
$75.0
$125.0
$175.0
($75.0)
($25.0)
$25.0
$75.0
$125.0
$175.0
2010 2011 2010 2011
Total Expenses
Comp & Benefits Marketing Trading
Purchase Intangible Amort. Embedded Derivative All Other
$40.9
$31.6
$189.1
$181.5
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2010 2011 2010 2011
Net Revenue
Financial Results

Q4 FY
Q4
FY
Q4
FY
Q4
FY
$7.2
($3.1)
$58.5
$36.6
($10.0)
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2010 2011 2010 2011
EBITDA (Adjusted EBITDA in 2010)
(2)(3)
EBITDA/Adjusted EBITDA
$4.0
($1.6)
$33.9
$21.7
$56.8
($3.3)
$37.8
$15.7
(10.0)
-
10.0
20.0
30.0
40.0
50.0
60.0
2010 2011 2010 2011
GAAP & Adjusted Net Income
(1)
Adjusted Net Income GAAP Net Income
Note: Dollars in millions.
(1)     Reconciliation of net income to adjusted net income available in appendix.
(2)     Adjusted EBITDA is a non-GAAP financial measure that prior to the closing of our initial public offering in December 2010 represented our earnings before interest, taxes, depreciation and amortization and excluded  the  change in fair value of the embedded derivative in our preferred stock. With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock. Accordingly, in 2011 we no longer adjusted EBITDA for the embedded derivative.  A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.
(3)     EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation and amortization. A reconciliation of net income to EBITDA is available in the appendix to this presentation.

Operating Metrics
(1)

Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending December 31.
(3) As of December 31.
Q4 FY
Traded Retail Accounts
(2)
$366.3
$366.4
$1,324.8
$1,574.0
$103.9
$486.2
$239.3
$953.6
$470.2
$852.6
$1,564.1
$2,527.6
$0.0
$500.0
$1,000.0
$1,500.0
$2,000.0
$2,500.0
$3,000.0
$0.0
$500.0
$1,000.0
$1,500.0
$2,000.0
$2,500.0
$3,000.0
2010 2011 2010 2011
Retail Institutional
Total Trading Volume
(2)
64,313
63,436
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2010 2011
85,562
76,485
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2010 2011
Funded Retail Accounts
(3)
$256.7
$310.4
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2010 2011
Client Assets
(3)

Operating Metrics (cont.)
(1)
11 Note:  Trades in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending December 31.
Q4
FY
8.2
9.9
31.7
39.2
-
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
2010 2011 2010 2011
Trades (2)
$122.6
$108.5
$81.3
$123.0
$141.5
$111.7
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Retail Trading Revenue per Million
Retail Trading Revenue per Million (Quarterly) Retail Trading Revenue per Million (Last Twelve Months)

Strong Liquidity and Capital Allocation
• Strong cash position
– $80mm of excess net capital
(1)
– $50mm available under revolver
• $0.05 per share quarterly dividend approved
– Record Date: March 13
– Payment Date: March 22

(1) As of February 27, 2012.

Looking Ahead – 2012
• Retail Product Expansion
– Expanded CFD offering for international markets
• Large market opportunity: $1.3 billion per annum (Europe & Australia alone)
– Social trading initiatives
• Geographic Expansion
– Middle East: Local presence in 2012
– Japan: Increased GAIN GTX penetration; capitalizing on market consolidation

Appendix

Condensed Consolidated Statements of Operations

2011 2010 2011 2010
Revenue
Trading revenue 29.8 $           39.7 $           175.9 $         187.4 $
Other revenue 1.8 1.5 6.4 3.4
Total non-interest revenue 31.6 41.2 182.3 190.8
Interest revenue 0.3 0.1 0.6 0.4
Interest expense (0.3) (0.4) (1.4) (2.1)
Total net interest revenue (expense) - (0.3) (0.8) (1.7)
Net revenue 31.6 40.9 181.5 189.1
Expenses
Employee compensation and benefits 11.5 11.4 46.4 45.4
Selling and marketing 8.2 10.0 36.2 37.7
Trading expenses and commissions 7.5 7.1 33.0 25.7
Bank fees 0.8 1.0 4.2 4.2
Depreciation and amortization 1.0 0.9 3.9 3.4
Purchase intangible amortization 2.5 1.2 8.9 1.2
Communications and data processing 0.8 0.7 2.9 3.0
Occupancy and equipment 1.2 1.1 4.7 4.1
Bad debt provision 0.1 0.1 0.9 0.6
Professional fees 1.4 0.4 5.2 2.0
Product development, software and maintenance 1.2 1.0 4.2 3.5
Change in fair value of convertible, redeemable preferred stock embedded derivative
(1)
- (53.6) - (4.7)
Other 2.1 1.0 7.7 5.6
Total 38.3 (17.7) 158.2 131.7
Income / (loss) before tax expense (6.7) 58.6 23.3 57.4
Income tax expense / (benefit) (3.4) 1.8 7.6 20.0
Net Income / (loss) (3.3) $           56.8 $           15.7 $           37.4 $
Net loss applicable to noncontrolling interest - - - (0.4)
Net income / (loss) applicable to GAIN
Capital Holdings, Inc.
(3.3) $           56.8 $           15.7 $           37.8 $
Earnings / (loss) per common share (2) :
Basic (0.10) $          6.62 $           0.46 $           8.62 $
Diluted (0.10) $          1.44 $           0.40 $           1.00 $
Weighted average common shares outstanding used
in computing earnings per common share
(2)
:
Basic
34,205,991 8,570,387 34,286,840 4,392,798
Diluted 34,205,991 39,347,111 38,981,792 37,742,902
(unaudited)
December 31, December 31,
Three Months Ended Twelve Months Ended
In millions, except per share data
(1)
For the periods prior to the closing of our initial public offering in December 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification 815, Derivatives and Hedging,
we accounted for an embedded derivative liability attributable to the redemption feature of our previously outstanding preferred stock. This redemption feature and the associated embedded derivative liability was no longer required to be recognized following the conversion of all of our preferred stock into common stock in connection with the completion of our initial public offering in December 2010 (the “IPO”).
(2) In connection with our IPO, our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.  Accordingly, all references to share and per share data have been retroactively restated for the three and twelve months ended
December 31, 2010 to reflect the effective 2.26-for-1 stock split.

Consolidated Balance Sheet

December 31, December 31,
2011 2010
ASSETS:
Cash and cash equivalents
$ 370.7 $ 284.2
Short term investments
0.1 0.1
Trading securities
– 20.1
Receivables from brokers
85.4 98.1
Property and equipment, net
7.5 7.3
Prepaid assets
9.9 9.9
Goodwill
3.1 3.1
Intangible assets, net
10.8 9.1
Other assets, net
18.1 11.2
Total assets
$ 505.6 $ 443.1
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to brokers, dealers, FCMs and other regulated entities
$ 17.3 $ 6.1
Payables to customers
293.1 250.6
Accrued compensation and benefits
4.9 5.1
Accrued expenses and other liabilities
14.9 10.5
Income tax payable
2.6 2.6
Notes payable
7.9 18.4
Total liabilities
340.7 293.3
Shareholders' equity
Common Stock
– –
Accumulated other comprehensive income
0.3 0.4
Additional paid-in capital
79.6 73.4
Treasury stock, at cost (850,121 shares at December 31, 2011 and zero shares at December 31, 2010)
(5.0) –
Retained earnings
90.0 76.0
Total shareholders' equity
164.9 149.8
Total liabilities and shareholders' equity
$ 505.6 $ 443.1
In millions, except share data
(unaudited)

Adjusted Net Income / Margin Reconciliation

Note: Dollars in millions, except per share data.
(1) In connection with our IPO, our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO. The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1. Accordingly, all references to share and per share data have been retroactively restated for the three and twelve months ended December 31, 2010 to reflect the effective 2.26-for-1 stock split.
Three Months Ended December 31,Twelve Months Ended December 31,
2011 2010 2011 2010
Net Revenue 31.6 $            40.9 $            181.5 $          189.1 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. (3.3) 56.8 15.7 37.8
Change in fair value of convertible,
redeemable preferred stock embedded
derivative – (53.6) – (4.7)
Plus: Purchase intangible amortization (net of tax) 1.7 0.8 6.0 0.8
Adjusted Net Income/(Loss) (1.6) $            4.0 $             21.7 $            33.9 $
Adjusted Earnings/(Loss) per Share
(1)
Basic (0.05) $          0.45 $            0.63 $            7.72 $
Diluted (0.05) $          0.10 $            0.56 $            0.90 $
Net Income Margin % (10.4%) 138.9% 8.7% 20.0%
Adjusted Net Income Margin % (5.1%) 9.8% 12.0% 17.9%

EBITDA/Adjusted EBITDA / Margin Reconciliation

Note: Dollars in millions.
(1) EBITDA is not adjusted in 2011 because the embedded derivative relating to our previously outstanding preferred stock was extinguished in connection with our IPO.
Three Months Ended December 31, Twelve Months Ended December 31,
2011 2010 2011 2010
Net Revenue 31.6 $               40.9 $               181.5 $             189.1 $
Interest on Note Payable 0.1 0.2 0.5 1.1
Net Revenue (ex. Interest on Note) 31.7 $               41.1 $               182.0 $             190.2 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. (3.3) $               56.8 $               15.7 $               37.8 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative – (53.6) – (4.7)
Plus: Depreciation & amortization 1.0 0.9 3.9 3.4
Plus: Purchase intangible amortization 2.5 1.2 8.9 1.2
Plus: Interest expense of note payable 0.1 0.2 0.5 1.1
Plus/(Less): Income tax expense/(benefit) (3.4) 1.8 7.6 20.0
Less: Net loss applicable to
non-controlling interest – – – (0.4)
EBITDA/Adjusted EBITDA
(1) (3.1) $               7.2 $                36.6 $               58.5 $
EBITDA/Adjusted EBITDA Margin %
(1)
(9.8%) 17.5% 20.1% 30.8%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
(2) In connection with our IPO, our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1. Accordingly, all references to share and per share data have been retroactively restated for the three and twelve months ended December 31, 2010 to reflect the effective 2.26-for-1 stock split.
Three Months Ended December 31, Twelve Months Ended December 31,
2011 2010 2011 2010
GAAP Earnings per Share (Diluted) (0.10) $          1.44 $            0.40 $            1.00 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative – (1.36) – (0.12)
Plus: Purchase intangible amortization
(1)
0.05 0.02 0.16 0.02
Adjusted Earnings per Share (Diluted)
(2) (0.05) $          0.10 $            0.56 $            0.90 $

Q4 & Full Year 2011 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 18 for a reconciliation of GAAP net income to adjusted EBITDA.  EBITDA is not adjusted in 2011 since the embedded derivative relating to our previously outstanding preferred stock was extinguished in connection with our IPO.
(2) See page 17 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 19 for a reconciliation of GAAP EPS to adjusted EPS.
3 Mos. Ended December 31, 12 Mos. Ended December 31, '11 v '10 % Change
2011 2010 2011 2010 Q4 FY
Net Revenue $31.6 $40.9 $181.5 $189.1 (23%) (4%)
Interest Expense on Note Payable 0.1 0.2 0.5 1.1 (45%) (51%)
Net Revenue (ex. Interest on Note) $31.7 $41.1 $182.0 $190.2 (23%) (4%)
Operating Expenses 34.8 $33.9 145.4 131.7 3% 10%
EBITDA/Adjusted EBITDA
(1)
($3.1) $7.2 $36.6 $58.5 (143%) (37%)
GAAP Net Income ($3.3) $56.8 $15.7 $37.8 (106%) (58%)
Adjusted Net Income
(2)
(1.6) 4.0 21.7 33.9 (140%) (36%)
GAAP EPS (Diluted) ($0.10) $1.44 $0.40 $1.00 (107%) (60%)
Adjusted EPS (Diluted)
(3)
($0.05) $0.10 $0.56 $0.90 (150%) (38%)
EBITDA/Adjusted EBITDA Margin %
(1)
(9.8%) 17.5% 20.1% 30.8% NA (11 pts)
Net Income Margin % (10.4%) 138.9% 8.7% 20.0% NA (12 pts)
Adjusted Net Income Margin %
(2)
(5.1%) 9.8% 12.0% 17.9% NA (6 pts)

Q4 & Full Year 2011 Operating Metrics

Note: Dollars in millions, except retail trading revenue per million.
(1) Average calculated using excess net capital balance at each month-end during the relevant period.
4th Quarter Full Year '11 v '10 % Change
2011 2010 2011 2010 Q4 FY
For Period Ending December 31,
Total Trading Volume (billions) $852.6 $470.2 $2,527.6 $1,564.1 81% 62%
Retail 366.4 366.3 1,574.0 1,324.8 0% 19%
Institutional 486.2 103.9 953.6 239.3 368% 298%
Traded Retail Accounts (Period) 34,019 36,241 63,436 64,313 (6%) (1%)
Traded Retail Accounts (Last 12 Months) 63,436 64,313 63,436 64,313 (1%) (1%)
New Retail Accounts 6,897 8,924 31,661 38,417 (23%) (18%)
Net Deposits from Retail Customers $43.3 $61.4 $233.2 $267.8 (29%) (13%)
Trades 9,852,951 8,161,012 39,192,219 31,747,019 21% 23%
Retail Trading Revenue per Million $81.3 $108.5 $111.7 $141.5 (25%) (21%)
Average Excess Net Capital
(1)
$57.8 $69.5 $56.0 $63.3 (17%) (11%)
As of December 31,
Funded Retail Accounts 76,485 85,562 76,485 85,562 (11%) (11%)
Client Assets $310.4 $256.7 $310.4 $256.7 21% 21%

Monthly Operating Metrics
(1)

Note:  Dollars in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) As of period ended.
(3) For period ended.
(4) Excludes 1,650 accounts from GAIN Capital’s acquisition of dbFX.
Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Jan 2011 86,236           2,902 $277.0
Feb 2011 87,049           2,874 286.3
Mar 2011 85,698           3,132 283.0
Apr 2011 80,915           2,801 239.2
May 2011 79,623           2,775
(4)
290.8
Jun 2011 78,379           2,428 293.1
Jul 2011 78,082           2,350 283.4
Aug 2011 77,140           2,886 303.7
Sep 2011 77,013           2,616 286.4
Oct 2011 76,496           2,372 311.8
Nov 2011 76,647           2,330 319.3
Dec 2011 76,485           2,195 310.4

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.  Net deposits in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Net Deposits
Volume Traded Retail From Retail
Quarter Retail Institutional Accts. (Period) Customers Trades
Q1 11 $402.5 $110.1 36,570 $60.7 9,025,828
Q2 11 357.2 97.4 36,868 64.3 9,363,640
Q3 11 447.9 260.0 36,927 64.8 10,949,800
Q4 11 366.4 486.2 34,019 43.3 9,852,951

Definition of Metrics
• Total Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Traded Retail Accounts
– Retail accounts who executed a transaction during a given period
• Funded Retail Accounts
– Retail accounts who maintain a cash balance
• Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
• New Retail Accounts
– The number of customer accounts that have initially opened and funded their accounts
• Net Deposits from Retail Customers
– Represents customers’ deposits less withdrawals for a given period
• Trades
– The number of transactions retail customers have completed for a given period
• Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S.
dollar-equivalent trading volume
• Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

4 th Quarter and Full Year 2011 Financial and Operating Results February 28, 2012